                                                                     Exhibit 4.1
                                                                     -----------

                         [Front of Stock Certificate]

WDR
CLASS A COMMON STOCK

PAR VALUE $.01 PER SHARE

THIS CERTIFIES THAT

IS THE OWNER OF

THIS CERTIFICATE IS TRANSFERABLE
IN CHICAGO OR IN THE CITY OF NEW YORK

CUSIP 930059 10 0
INCORPORATED UNDER
THE LAWS OF THE
STATE OF DELAWARE
SEE REVERSE
FOR CERTAIN
DEFINITIONS
FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

Waddell & Reed Financial, Inc. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to the provisions of the certificate of incorporation and by-laws of the Corporation, as amended, to all of which the holder, by acceptance hereof, assents.

  This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

  In Witness Whereof, the Corporation has caused this certificate to be signed by its duly authorized officers and a facsimile seal of the Corporation to be hereunto affixed.
Dated
TREASURER
CHAIRMAN OF THE BOARD
COUNTERSIGNED AND REGISTERED:
FIRST CHICAGO TRUST COMPANY OF NEW YORK
TRANSFER AGENT AND REGISTRAR
BY



AUTHORIZED SIGNATURE
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                          [Back of Stock Certificate]

WADDELL & REED FINANCIAL, INC.
The Corporation will furnish without charge to any shareholder, upon request, a full statement of the designations, preferences, limitations, and relative rights of the shares of each class or series of stock authorized to be issued by the Corporation. Such request may be made to the secretary of the Corporation at its principal office or to the Transfer Agent named on the face of this certificate.
The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common
UNIF GIFT MIN ACT - Custodian
(Cust)    (Minor)
under Uniform Gifts to Minors Act
(State)
Additional abbreviations may also be used though not in the above list.
For value received, ____________ hereby sell, assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE) ______________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
_________________________
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
Dated _______________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED: _______________________

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.